                                                                    EXHIBIT 99.1


                 REVISED PRO FORMA CONSOLIDATED FINANCIAL DATA

On June 11, 2001, the Board of Directors of Equifax Inc. ("Equifax") formally approved the spin-off of its Payment Services Business ("Certegy") and set the distribution ratio. The spin-off will take place on July 7, 2001 through a special dividend of all outstanding shares of common stock of Certegy, a wholly-owned subsidiary, to Equifax shareholders of record on June 27, 2001. Equifax shareholders will receive one share of Certegy common stock for every two shares of Equifax common stock held and will receive a cash payment in lieu of Certegy fractional shares.

On May 25, 2001, Equifax purchased the remaining 40.7% of Unnisa Ltda, a card processing business in Brazil, for approximately $55 million. Unnisa is part of Certegy.

The following unaudited pro forma consolidated financial statements are presented as if the acquisition and the spin-off had taken place on March 31, 2001 for the pro forma consolidated balance sheet and January 1, 2000 for the pro forma consolidated statements of income. In the opinion of management, they include all material adjustments necessary to reflect, on a pro forma basis, the impact of material transactions contemplated by the spin-off on Equifax's historical financial information. The adjustments are described in Note 2 of the Notes to the Pro Forma Consolidated Financial Data (Unaudited) and are referenced in the "Pro Forma Adjustments" columns of the financial statements. This pro forma consolidated financial data should be read in conjunction with the financial statements and the notes thereto included in Equifax's Annual Report on Form 10-K for the year ended December 31, 2000 and in Equifax's Quarterly Report on Form 10-Q for the three months ended March 31, 2001.

                                                                 Exhibit 99.1(a)

        REVISED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                 EQUIFAX INC.



                                                                           Quarter Ended March 31, 2001
                                                         ----------------------------------------------------------------
                                                                              Pro Forma Adjustments:
                                                                      -------------------------------------
(In thousands, except per share amounts)                 Historical   Unnisa Option     Other      Certegy     Pro Forma
---------------------------------------------------      -----------  -------------  -----------  ---------   -----------

Operating revenue                                          $285,208   $      -       $    -        $     -      $285,208

Operating expenses                                          214,936          -        (1,114)(2b)        -       213,822
                                                           --------   --------      --------      --------      --------

Operating income                                             70,272          -         1,114             -        71,386

Other income, net                                             1,607          -             -             -         1,607
Interest expense                                            (12,926)      (900)(2a)        -             -       (13,826)
                                                           --------   --------      --------      --------      --------
Income from continuing operations before
    income taxes and minority interests                      58,953       (900)        1,114             -        59,167

Provision for income taxes                                   23,904       (371)(2a)      459 (2b)        -        23,992
Minority interests in earnings, net of tax                     (934)         -             -             -          (934)
                                                           --------   --------      --------      --------      --------

Income from continuing operations                            34,115       (529)          655             -        34,241

Discontinued operations, net of tax                          13,987          -             -       (13,987)(2c)        -
                                                           --------   --------      --------      --------      --------

Net income                                                 $ 48,102   $   (529)     $    655      $(13,987)     $ 34,241
                                                           ========   ========      ========      ========      ========


Per common share (basic):
  Income from continuing operations                        $   0.25   $   0.00      $   0.00      $      -      $   0.25
  Discontinued operations, net of tax                          0.10          -             -         (0.10)            -
                                                           --------   --------      --------      --------      --------
  Net income                                               $   0.35   $   0.00      $   0.00      $  (0.10)     $   0.25
                                                           ========   ========      ========      ========      ========
  Shares used in computing basic earnings per share         136,007    136,007       136,007       136,007       136,007
                                                           ========   ========      ========      ========      ========

Per common share (diluted):
  Income from continuing operations                        $   0.25   $   0.00      $   0.00      $      -      $   0.25
  Discontinued operations, net of tax                          0.10          -             -         (0.10)            -
                                                           --------   --------      --------      --------      --------
  Net income                                               $   0.35   $   0.00      $   0.00      $  (0.10)     $   0.25
                                                           ========   ========      ========      ========      ========
  Shares used in computing diluted earnings per share       137,612    137,612       137,612       137,612       137,612
                                                           ========   ========      ========      ========      ========

                                      A-2

                                                                 Exhibit 99.1(a)

        REVISED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                 EQUIFAX INC.


                                                                           Year Ended December 31, 2000
                                                         --------------------------------------------------------------------
                                                                              Pro Forma Adjustments:
                                                                      --------------------------------------
(In thousands, except per share amounts)                 Historical   Unnisa Option       Other     Certegy        Pro Forma
---------------------------------------------------      -----------  -------------    ----------  ---------      -----------

Operating revenue                                        $1,189,205     $      -      $      -      $      -       $1,189,205

Operating expenses                                          880,579            -        (3,347)(2b)        -          877,232
                                                         ----------     --------      --------      --------       ----------

Operating income                                            308,626            -         3,347             -          311,973

Other income, net                                             3,667            -             -             -            3,667
Interest expense                                            (55,846)      (3,601)(2a)        -             -          (59,447)
                                                         ----------     --------      --------      --------       ----------
Income from continuing
 operations before
 income taxes and
 minority interests                                         256,447       (3,601)        3,347             -          256,193

Provision for income taxes                                  108,276       (1,564)(2a)    1,453 (2b)        -          108,165
Minority interests in
 earnings, net of tax                                        (7,076)           -             -             -           (7,076)
                                                         ----------     --------      --------      --------       ----------

Income from continuing
 operations                                                 141,095       (2,037)        1,894             -          140,952

Discontinued operations,
 net of tax                                                  86,927            -             -       (86,927)(2c)           -
                                                         ----------     --------      --------      --------       ----------

Net income                                               $  228,022     $ (2,037)     $  1,894      $(86,927)      $  140,952
                                                         ==========     ========      ========      ========       ==========

Per common share (basic):
  Income from continuing
   operations                                            $     1.05     $  (0.02)     $   0.01      $      -       $     1.05
  Discontinued operations,
   net of tax                                                  0.65            -             -         (0.65)               -
                                                         ----------     --------      --------      --------       ----------
  Net income                                             $     1.70     $  (0.02)     $   0.01      $  (0.65)      $     1.05
                                                         ==========     ========      ========      ========       ==========
  Shares used in computing
   basic earnings per share                                 134,400      134,400       134,400       134,400          134,400
                                                         ==========     ========      ========      ========       ==========
Per common share (diluted):
  Income from continuing operations                      $     1.04     $  (0.01)     $   0.01      $      -       $     1.04
  Discontinued operations, net of tax                          0.64            -             -         (0.64)               -
                                                         ----------     --------      --------      --------       ----------
  Net income                                             $     1.68     $  (0.01)     $   0.01      $  (0.64)      $     1.04
                                                         ==========     ========      ========      ========       ==========
  Shares used in computing
   diluted earnings per share                               136,016      136,016       136,016       136,016          136,016
                                                         ==========     ========      ========      ========       ==========

                                                                                                                    Exhibit 99.1(b)

                                         PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                           EQUIFAX INC.

                                                                                March 31, 2001
                                                   --------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments:
                                                                  -------------------------------------------
(In thousands)                                      Historical    Unnisa Option     Other           Dividend          Pro Forma
--------------                                    -------------   -------------  ----------        ----------       -------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                          $    25,387    $      -       $        -        $        -        $    25,387
Trade accounts receivable, net                         226,523           -                -                 -            226,523
Other receivables                                       67,346           -                -                 -             67,346
Deferred income tax assets                              18,278           -                -                 -             18,278
Other current assets                                    38,065           -                -                 -             38,065
                                                   -----------    --------       ----------        ----------        -----------
 Total current assets                                  375,599           -                -                 -            375,599
                                                   -----------    --------       ----------        ----------        -----------

PROPERTY AND EQUIPMENT:
Land, buildings and improvements                        32,183           -                -                 -             32,183
Data processing equipment and furniture                149,135           -                -                 -            149,135
                                                   -----------    --------       ----------        ----------        -----------
                                                       181,318           -                -                 -            181,318
Less accumulated depreciation                          119,144           -                -                 -            119,144
                                                   -----------    --------       ----------        ----------        -----------
                                                        62,174           -                -                 -             62,174
                                                   -----------    --------       ----------        ----------        -----------
GOODWILL                                               538,482           -                -                 -            538,482
                                                   -----------    --------       ----------        ----------        -----------
PURCHASED DATA FILES                                   213,855           -                -                 -            213,855
                                                   -----------    --------       ----------        ----------        -----------
OTHER ASSETS                                           340,412           -          (30,000)(2b)            -            310,412
                                                   -----------    --------       ----------        ----------        -----------
NET ASSETS OF DISCONTINUED OPERATIONS                  396,554      55,400(2a)     (245,000)(2b)     (206,954)(2c)             0
                                                   -----------    --------       ----------        ----------        -----------
                                                   $ 1,927,076    $ 55,400       $ (275,000)       $ (206,954)       $ 1,500,522
                                                   ===========    ========       ==========        ==========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term debt and current maturities of
  long-term debt                                   $    59,880    $      -       $        -        $        -        $    59,880
Accounts payable                                        23,333           -                -                 -             23,333
Accrued salaries and bonuses                            15,378           -                -                 -             15,378
Income taxes payable                                    16,735           -                -                 -             16,735
Other current liabilities                              133,488           -                -                 -            133,488
                                                   -----------    --------       ----------        ----------        -----------
  Total current liabilities                            248,814           -                -                 -            248,814
                                                   -----------    --------       ----------        ----------        -----------

LONG-TERM DEBT, LESS CURRENT MATURITIES                978,967      55,400(2a)     (275,000)(2b)            -            759,367
                                                   -----------    --------       ----------        ----------        -----------

LONG-TERM DEFERRED REVENUE                              28,027           -                -                 -             28,027
                                                   -----------    --------       ----------        ----------        -----------

DEFERRED INCOME TAX LIABILITIES                         80,620           -                -                 -             80,620
                                                   -----------    --------       ----------        ----------        -----------

OTHER LONG-TERM LIABILITIES                            132,902           -                -                 -            132,902
                                                   -----------    --------       ----------        ----------        -----------

SHAREHOLDERS' EQUITY:
Common stock                                           220,495           -                -                 -            220,495
Paid-in capital                                        342,026           -                -                 -            342,026
Retained earnings                                      937,339           -                -          (206,954)(2c)       730,385
Accumulated other comprehensive loss                  (172,931)          -                -                 -           (172,931)
Treasury stock, at cost                               (778,901)          -                -                 -           (778,901)
Stock held by employee benefits trusts, at cost,       (90,282)          -                -                 -            (90,282)
                                                   -----------    --------       ----------        ----------        -----------

  Total shareholders' equity                           457,746           -                -          (206,954)           250,792
                                                   -----------    --------       ----------        ----------        -----------

                                                   $ 1,927,076    $ 55,400       $ (275,000)       $ (206,954)       $ 1,500,522
                                                   ===========    ========       ==========        ==========        ===========

                                                                A-4

                                                                 Exhibit 99.1(c)

      REVISED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA (UNAUDITED)

                                  EQUIFAX INC.

Note 1. The accompanying unaudited Pro Forma Consolidated Financial Data reflects all adjustments that, in the opinion of management, are necessary to present fairly the Company's pro forma financial position at March 31, 2001, and pro forma results of operations for the three months ended March 31, 2001 and the year ended December 31, 2000. The historical information presented in the pro forma financial data reflects Certegy as a discontinued operation.

Note 2. Following are explanations of the pro forma adjustments in the accompanying pro forma consolidated financial data. Balance sheet adjustments assume the transactions noted had occurred on March 31, 2001. Income statement adjustments assume the transactions noted had occurred at the beginning of the period presented on the income statement.

        (a) To reflect the additional debt and interest assumed by the Company associated with the May 2001 purchase of the remaining 40.7% interest in Unnisa, a credit card processing business in Brazil. The assets related to this acquisition are adjusted to "net assets of discontinued operations" since they are part of the Certegy net assets.

        (b) To reflect an estimated $30 million transfer of the Company's prepaid pension asset to Certegy and to reflect an increase in pension income due to Certegy no longer benefiting from the over-funded status of the Equifax pension plan. To also reflect Certegy's assumption of $275 million of the Company's long-term debt.

        (c) To eliminate the historical operations of Certegy, and to record the dividend of the net assets of Certegy to shareholders.

                                                                 EXHIBIT 99.1(d)


            REVISED UNAUDITED RESTATED CONSOLIDATED FINANCIAL DATA

The following unaudited consolidated statements of income for the years ended December 31, 1998, 1999, 2000 (by quarter), and for the three month period ended March 31, 2001 have been prepared from the historical statements of Equifax Inc. ("Equifax"), but have been restated to show: (a) the historical operations of Certegy as discontinued; and (b) an allocation of interest expense from Equifax to Certegy to reflect: (i) a $275 million assumption of Equifax debt by Certegy as of September 1, 1998 through the most current period; and
(ii) a $137 million assumption of Equifax debt by Certegy prior to September 1, 1998. The change in the amount of debt assumed by Certegy is related to the September 1998 acquisition by Unnisa Ltda (Brazil) by Certegy. This financial data should be read in conjunction with the financial statements and the notes thereto included in Equifax's Annual Report on Form 10-K for the year ended December 31, 2000 and in Equifax's Quarterly Report on Form 10-Q for the periods ended March 31, 2000, June 30, 2000, September 30, 2000 and March 31, 2001.

                                                                 Exhibit 99.1(d)

        REVISED RESTATED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                            EQUIFAX INC. (RESTATED)
                   (In thousands, except per share amounts)



                                                           1998        1999                    2000
                                                        ----------   ----------   --------------------------------
                                                           Total       Total
                                                           Year        Year        Qtr 1        Qtr 2      Qtr 3
                                                        ----------   ----------   --------     --------   --------
Revenue...............................................  $1,055,809   $1,092,704   $273,824     $305,540   $323,942

Operating Expenses....................................     793,876      806,406    211,317      234,146    238,229
                                                        ----------   ----------   --------     --------   --------
Operating Income......................................     261,933      286,298     62,507       71,394     85,713

 Interest Expense.....................................     (30,273)     (42,195)   (11,673)     (15,131)   (16,137)
 Other Income, Net....................................       4,680       10,761      1,039        1,768         24
                                                        ----------   ----------   --------     --------   --------
 Income Before Taxes and Minority Interests...........     236,340      254,864     51,873       58,031     69,600

 Tax Expense..........................................      95,616       99,855     21,924       24,553     29,425
 Minority Interest Expense............................      (5,498)      (7,270)    (1,379)      (1,484)    (1,833)
                                                        ----------   ----------   --------     --------   --------
Income From Continuing Operations.....................     135,226      147,739     28,570       31,994     38,342

Discontinued Operations, Net of Income Taxes..........      58,207       68,138     13,657       21,084     25,975
                                                        ----------   ----------   --------     --------   --------
Net Income............................................  $  193,433   $  215,877   $ 42,227     $ 53,078   $ 64,317
                                                        ==========   ==========   ========     ========   ========

Per Common Share (Basic):
Income From Continuing Operations.....................  $     0.96   $     1.07   $   0.21     $   0.24   $   0.29
Discontinued Operations, Net of Income Taxes..........        0.41         0.50       0.10         0.16       0.19
                                                        ----------   ----------   --------     --------   --------
  Net Income..........................................  $     1.37   $     1.57   $   0.32     $   0.40   $   0.48
                                                        ==========   ==========   ========     ========   ========

Shares Used in Computing Basic Earnings Per Share.....     141,397      137,457    133,917      134,089    134,355

Per Common Share (Diluted):
Income From Continuing Operations.....................  $     0.94   $     1.06   $   0.21     $   0.24   $   0.28
Discontinued Operations, Net of Income Taxes..........        0.40         0.49       0.10         0.16       0.19
                                                        ----------   ----------   --------     --------   --------
  Net Income..........................................  $     1.34   $     1.55   $   0.31     $   0.39   $   0.47
                                                        ==========   ==========   ========     ========   ========

Shares Used in Computing Diluted Earnings Per Share...     144,403      139,603    135,150      135,777    135,796


                                                                 2000                2001
                                                       -----------------------     --------
                                                                      Total
                                                         Qtr 4         Year         Qtr 1
                                                       ---------    ----------     --------
Revenue............................................... $ 285,899    $1,189,205     $285,208

Operating Expenses....................................   196,887       880,579      214,936
                                                       ---------    ----------     --------
Operating Income......................................    89,012       308,626       70,272

 Interest Expense.....................................   (12,905)      (55,846)     (12,926)
 Other Income, Net....................................       836         3,667        1,607
                                                       ---------    ----------     --------
 Income Before Taxes and Minority Interests...........    76,943       256,447       58,953

 Tax Expense..........................................    32,374       108,276       23,904
 Minority Interest Expense............................    (2,380)       (7,076)        (934)
                                                       ---------    ----------     --------
Income From Continuing Operations.....................    42,189       141,095       34,115

Discontinued Operations, Net of Income Taxes..........    26,211        86,927       13,987
                                                       ---------    ----------     --------
Net Income............................................ $  68,400    $  228,022     $ 48,102
                                                       =========    ==========     ========

Per Common Share (Basic):
Income From Continuing Operations..................... $    0.31    $     1.05     $   0.25
Discontinued Operations, Net of Income Taxes..........      0.19          0.65         0.10
                                                       ---------    ----------     --------
  Net Income.......................................... $    0.51    $     1.70     $   0.35
                                                       =========    ==========     ========

Shares Used in Computing Basic Earnings Per Share.....   135,239       134,400      136,007

Per Common Share (Diluted):
Income From Continuing Operations..................... $    0.31    $     1.04     $   0.25
Discontinued Operations, Net of Income Taxes..........      0.19          0.64         0.10
                                                       ---------    ----------     --------
  Net Income.......................................... $    0.50    $     1.68     $   0.35
                                                       =========    ==========     ========

Shares Used in Computing Diluted Earnings Per Share...   137,280       136,016      137,612


NOTE: The effective income tax rates (including minority interest expense) for continuing operations were 41.4%, 40.3% and 43.4% in 1998, 1999 and 2000, respectively. The increase in 2000 was attributable to non-deductible goodwill associated with the divestiture of the Company's Risk Management businesses.